Weyerhaeuser Company	Exhibit 99.2

Q2.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net sales	$1,728	$1,631	$1,692	$3,359	$3,335
Costs of sales	1,382	1,283	1,390	2,665	2,712
Gross margin	346	348	302	694	623
Selling expenses	22	18	21	40	42
General and administrative expenses	74	84	80	158	169
Other operating costs (income), net	10	3	15	13	52
Operating income	240	243	186	483	360
Non-operating pension and other postretirement benefit costs	(9)	(10)	(10)	(19)	(480)
Interest income and other	1	2	6	3	16
Interest expense, net of capitalized interest	(85)	(103)	(91)	(188)	(198)
Earnings (loss) before income taxes	147	132	91	279	(302)
Income taxes	3	(60)	37	(57)	141
Net earnings (loss)	$150	$72	$128	$222	$(161)

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Earnings (loss) per share, basic and diluted	$0.20	$0.10	$0.17	$0.30	$(0.22)
Dividends paid per common share	$0.34	$—	$0.34	$0.34	$0.68
Weighted average shares outstanding (in thousands):
Basic	746,534	746,896	745,486	746,715	746,041
Diluted	747,155	746,984	746,232	747,070	746,041
Common shares outstanding at end of period (in thousands)	746,206	746,251	744,905	746,251	744,905

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net earnings (loss)	$150	$72	$128	$222	$(161)
Non-operating pension and other postretirement benefit costs	9	10	10	19	480
Interest income and other	(1)	(2)	(6)	(3)	(16)
Interest expense, net of capitalized interest	85	103	91	188	198
Income taxes	(3)	60	(37)	57	(141)
Operating income	240	243	186	483	360
Depreciation, depletion and amortization	123	117	124	240	247
Basis of real estate sold	62	34	33	96	81
Special items included in operating income	(12)	(8)	—	(20)	20
Adjusted EBITDA(1)	$413	$386	$343	$799	$708

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2020 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net earnings (loss)	$150	$72	$128	$222	$(161)
Early extinguishment of debt charges(1)	—	11	—	11	9
Legal charge (benefit)	(12)	—	—	(12)	15
Pension settlement charges	—	—	(5)	—	340
Product remediation recovery	—	(6)	—	(6)	—
Net earnings before special items(2)	$138	$77	$123	$215	$203

	Q1	Q2		Year-to-Date
	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net earnings (loss) per diluted share	$0.20	$0.10	$0.17	$0.30	$(0.22)
Early extinguishment of debt charges(1)	—	0.02	—	0.02	0.01
Legal charge (benefit)	(0.02)	—	—	(0.02)	0.02
Pension settlement charges	—	—	(0.01)	—	0.46
Product remediation recovery	—	(0.01)	—	(0.01)	—
Net earnings per diluted share before special items(2)	$0.18	$0.11	$0.16	$0.29	$0.27

(1) We recorded pretax charges of $12 million ($9 million after-tax) and $11 million ($11 million after-tax) related to the early extinguishment of debt in first quarter 2019 and second quarter 2020, respectively. These charges were included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Pension and postretirement costs:
Pension and postretirement service costs	$10	$8	$8	$18	$16
Non-operating pension and other postretirement benefit costs	9	10	10	19	480
Total company pension and postretirement costs	$19	$18	$18	$37	$496

Weyerhaeuser Company

Q2.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2020	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$1,458	$643	$139
Receivables, net	390	420	309
Receivables for taxes	24	48	98
Inventories	480	409	416
Assets held for sale	—	—	140
Prepaid expenses and other current assets	141	131	147
Current restricted financial investments held by variable interest entities	—	—	362
Total current assets	2,493	1,651	1,611
Property and equipment, net	1,911	1,958	1,969
Construction in progress	153	110	130
Timber and timberlands at cost, less depletion	11,847	11,780	11,929
Minerals and mineral rights, less depletion	278	275	281
Deferred tax assets	147	65	72
Other assets	399	415	414
Total assets	$17,228	$16,254	$16,406

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$577	$—	$—
Borrowings on line of credit	550	—	230
Accounts payable	241	199	246
Accrued liabilities	448	525	530
Total current liabilities	1,816	724	1,006
Long-term debt, net	6,299	6,299	6,147
Deferred tax liabilities	10	18	6
Deferred pension and other postretirement benefits	669	652	693
Other liabilities	352	359	377
Total liabilities	9,146	8,052	8,229
Total equity	8,082	8,202	8,177
Total liabilities and equity	$17,228	$16,254	$16,406

Weyerhaeuser Company

Q2.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Cash flows from operations:
Net earnings (loss)	$150	$72	$128	$222	$(161)
Noncash charges (credits) to earnings (loss):
Depreciation, depletion and amortization	123	117	124	240	247
Basis of real estate sold	62	34	33	96	81
Deferred income taxes, net	(82)	80	(43)	(2)	(166)
Pension and other postretirement benefits	19	18	18	37	496
Share-based compensation expense	7	8	7	15	16
Change in:
Receivables, less allowances	(82)	(30)	(10)	(112)	(87)
Receivables and payables for taxes	79	(18)	6	61	(25)
Inventories	(72)	74	28	2	(32)
Prepaid expenses and other current assets	(2)	7	8	5	3
Accounts payable and accrued liabilities	(91)	30	127	(61)	45
Pension and postretirement benefit contributions and payments	(10)	(6)	(13)	(16)	(27)
Other	(15)	5	(17)	(10)	(8)
Net cash from operations	$86	$391	$396	$477	$382
Cash flows from investing activities:
Capital expenditures for property and equipment	$(47)	$(55)	$(71)	$(102)	$(112)
Capital expenditures for timberlands reforestation	(21)	(11)	(13)	(32)	(31)
Proceeds from note receivable held by variable interest entities	362	—	—	362	253
Proceeds from sale of nonstrategic timberlands	145	—	—	145	—
Other	2	1	1	3	19
Net cash from investing activities	$441	$(65)	$(83)	$376	$129
Cash flows from financing activities:
Cash dividends on common shares	$(254)	$—	$(253)	$(254)	$(507)
Net proceeds from issuance of long-term debt	732	—	—	732	739
Payments of long-term debt	—	(588)	—	(588)	(512)
Proceeds from borrowings on line of credit	550	—	140	550	385
Payments on line of credit	(230)	(550)	(245)	(780)	(670)
Proceeds from exercise of stock options	6	—	2	6	4
Repurchases of common shares	—	—	—	—	(60)
Other	(12)	(3)	(4)	(15)	(12)
Net cash from financing activities	$792	$(1,141)	$(360)	$(349)	$(633)

Net change in cash and cash equivalents	$1,319	$(815)	$(47)	$504	$(122)
Cash and cash equivalents at beginning of period	139	1,458	259	139	334
Cash and cash equivalents at end of period	$1,458	$643	$212	$643	$212

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$108	$70	$60	$178	$187
Income taxes, net of refunds	$—	$1	$1	$1	$51

Weyerhaeuser Company	Timberlands Segment

Q2.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Sales to unaffiliated customers	$381	$359	$401	$740	$832
Intersegment sales	122	121	131	243	256
Total net sales	503	480	532	983	1,088
Costs of sales	375	383	405	758	818
Gross margin	128	97	127	225	270
Selling expenses	—	1	—	1	1
General and administrative expenses	24	22	25	46	47
Other operating income, net	(1)	(1)	—	(2)	—
Operating income and Net contribution to earnings	$105	$75	$102	$180	$222

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Operating income	$105	$75	$102	$180	$222
Depreciation, depletion and amortization	68	65	73	133	146
Adjusted EBITDA(1)	$173	$140	$175	$313	$368

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Total decrease (increase) in working capital(2)	$(3)	$(2)	$46	$(5)	$22
Cash spent for capital expenditures	$(30)	$(21)	$(25)	$(51)	$(51)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(3)

		Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Third Party	Delivered logs:
Net Sales	West	$177	$179	$194	$356	$399
(millions)	South	150	145	156	295	315
	North	17	7	17	24	46
	Total delivered logs	344	331	367	675	760
	Stumpage and pay-as-cut timber	5	5	10	10	19
	Recreational and other lease revenue	15	16	15	31	30
	Other revenue	17	7	9	24	23
	Total	$381	$359	$401	$740	$832
Delivered Logs	West	$104.91	$104.90	$104.07	$104.91	$105.52
Third Party Sales	South	$34.27	$33.68	$35.45	$33.97	$35.40
Realizations (per ton)	North	$60.51	$59.82	$62.10	$60.31	$60.52
Delivered Logs	West	1,684	1,714	1,864	3,398	3,784
Third Party Sales	South	4,365	4,307	4,400	8,672	8,899
Volumes (tons, thousands)	North	284	113	263	397	757
Fee Harvest Volumes	West	2,310	2,236	2,455	4,546	4,840
(tons, thousands)	South	6,130	5,914	6,367	12,044	12,859
	North	386	194	378	580	1,005

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q2.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Net sales	$112	$65	$81	$177	$199
Costs of sales	70	40	39	110	95
Gross margin	42	25	42	67	104
General and administrative expenses	6	6	7	12	14
Operating income and Net contribution to earnings	$36	$19	$35	$55	$90

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Operating income	$36	$19	$35	$55	$90
Depreciation, depletion and amortization	3	4	3	7	6
Basis of real estate sold	62	34	33	96	81
Adjusted EBITDA(1)	$101	$57	$71	$158	$177

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Cash spent for capital expenditures	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Net Sales	Real Estate	$95	$48	$59	$143	$155
(millions)	Energy and Natural Resources	17	17	22	34	44
	Total	$112	$65	$81	$177	$199
Acres Sold	Real Estate	44,974	31,337	47,031	76,310	85,865
Price per Acre	Real Estate	$1,992	$1,501	$1,063	$1,790	$1,678
Basis as a Percent of Real Estate Net Sales	Real Estate	65%	71%	56%	67%	52%

Weyerhaeuser Company	Wood Products Segment

Q2.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Net sales	$1,235	$1,207	$1,210	$2,442	$2,304
Costs of sales	1,040	997	1,070	2,037	2,037
Gross margin	195	210	140	405	267
Selling expenses	21	18	20	39	39
General and administrative expenses	36	33	34	69	69
Other operating costs, net	4	—	5	4	9
Operating income and Net contribution to earnings	$134	$159	$81	$293	$150

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Operating income	$134	$159	$81	$293	$150
Depreciation, depletion and amortization	50	47	47	97	93
Special items	—	(8)	—	(8)	—
Adjusted EBITDA(1)	$184	$198	$128	$382	$243

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Product remediation recovery	$—	$8	$—	$8	$—

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Total decrease (increase) in working capital(2)	$(186)	$56	$75	$(130)	$(80)
Cash spent for capital expenditures	$(38)	$(45)	$(53)	$(83)	$(83)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Structural Lumber	Third party net sales	$508	$538	$495	$1,046	$939
(volumes presented	Third party sales realizations	$416	$438	$388	$427	$390
in board feet)	Third party sales volumes(3)	1,222	1,225	1,274	2,447	2,407
	Production volumes	1,209	1,108	1,193	2,317	2,338
Oriented Strand	Third party net sales	$190	$179	$156	$369	$316
Board	Third party sales realizations	$246	$240	$213	$243	$218
(volumes presented	Third party sales volumes(3)	770	747	733	1,517	1,450
in square feet 3/8")	Production volumes	777	742	736	1,519	1,465
Engineered Solid	Third party net sales	$127	$111	$134	$238	$250
Section	Third party sales realizations	$2,149	$2,151	$2,214	$2,150	$2,216
(volumes presented	Third party sales volumes(3)	5.9	5.2	6.1	11.1	11.3
in cubic feet)	Production volumes	6.1	5.3	6.0	11.4	11.9
Engineered	Third party net sales	$78	$70	$86	$148	$156
I-joists	Third party sales realizations	$1,667	$1,645	$1,662	$1,656	$1,683
(volumes presented	Third party sales volumes(3)	47	42	52	89	93
in lineal feet)	Production volumes	47	38	47	85	91
Softwood Plywood	Third party net sales	$39	$34	$44	$73	$88
(volumes presented	Third party sales realizations	$348	$356	$380	$352	$382
in square feet 3/8")	Third party sales volumes(3)	113	95	115	208	230
	Production volumes	97	76	104	173	202
Medium Density	Third party net sales	$44	$33	$45	$77	$83
Fiberboard	Third party sales realizations	$841	$825	$833	$834	$839
(volumes presented	Third party sales volumes(3)	52	40	55	92	99
in square feet 3/4")	Production volumes	56	35	61	91	106

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2020 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and postretirement costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Unallocated corporate function and variable compensation expense	$(19)	$(23)	$(12)	$(42)	$(31)
Liability classified share-based compensation	10	(4)	—	6	(4)
Foreign exchange gain (loss)	(8)	3	2	(5)	(1)
Elimination of intersegment profit in inventory and LIFO	(13)	18	(5)	5	(10)
Other, net	(5)	(4)	(17)	(9)	(56)
Operating income (loss)	(35)	(10)	(32)	(45)	(102)
Non-operating pension and other postretirement benefit costs	(9)	(10)	(10)	(19)	(480)
Interest income and other	1	2	6	3	16
Net charge to earnings	$(43)	$(18)	$(36)	$(61)	$(566)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Operating income (loss)	$(35)	$(10)	$(32)	$(45)	$(102)
Depreciation, depletion and amortization	2	1	1	3	2
Special items	(12)	—	—	(12)	20
Adjusted EBITDA(1)	$(45)	$(9)	$(31)	$(54)	$(80)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Legal benefit (charge)	12	—	—	12	(20)
Special items included in operating income (loss)	12	—	—	12	(20)
Pension settlement charges	—	—	6	—	(449)
Special items included in net charge to earnings	$12	$—	$6	$12	$(469)

Unallocated Selected Items

in millions	Q1.2020	Q2.2020	Q2.2019	YTD.2020	YTD.2019
Cash spent for capital expenditures	$—	$—	$(6)	$—	$(9)